UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 9, 2005

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2005, the registrant issued a press release announcing its financial results for the year and quarter ended December 31, 2004, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference, and the registrant’s statistical supplement for the year and quarter ended December 31, 2004 is attached as Exhibit 99.2 and is incorporated herein by reference.

The information, including exhibits attached hereto, furnished under this Item 12 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Lincoln Financial Group press release dated February 9, 2005, announcing Lincoln National Corporation’s financial results for the year and quarter ended December 31, 2004.

99.2	Lincoln National Corporation Statistical Supplement for the Quarter Ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/S/ DOUGLAS N. MILLER
Name:	Douglas N. Miller
Title:	Vice President, Controller, and Chief Accounting Officer

Date: February 9, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Lincoln Financial Group press release dated February 9, 2005, announcing Lincoln National Corporation’s financial results for the year and quarter ended December 31, 2004.

99.2	Lincoln National Corporation Statistical Supplement for the quarter ended December 31, 2004.